CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors0

Desert Gateway, Inc.

I hereby consent to the incorporation on Form 10 my report dated May 29, 2008, relating to the financial statements for the fiscal years ended May 31, 2007 and 2006, included herein.

/s/   Michael F. Cronin

Michael F. Cronin

Certified Public Accountant

June 23, 2008

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